Exhibit 4.1

OURA INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT SHAREHOLDER NAME (SPECTMEN - NOT NEGOTTABLE) IS THE REGISTERED HOLDER OF NUMBER OF $HARES (SPECTMEN - NOT NEGOTTABLE) NUMBER SHARES CUSIP: XXXXXXXX FULLY PAID AND NON.ASSESSABLE SHARES OF COMMON STOCK OF $O.OOOOI PAR VALUE OF OURA INC. transferable on the books of the Corporation only upon surrender of this certificate properly endórsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation. SHARES CUSIP: XXXXXXXXX lN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers. DATED: COUNTERSIGNED AND REGISTERED ODYSSEY TRANSFER AND TRUST COMPANY TRANSFER AGENT & REGISTRAR Eagan, Minnesota By: Authorized Officer TREASURER SECRETARY The shares represented by this certificate are transferable at the offices of Odyssey Transfer and Trust Company, Eagan, MN AMERICAN FINANCIAL PHNTING INCORPORATED - MINNEAPOLIS 1619

The corporation will furnish to any shareholder on request, in writing and without charge, a summary of the designations, relative rights, preferences and limitations applicable to each class of shares the corporation is authorized to issue, and the variations in rights, preferences and limitations determined for each series and the authorityof the board of directors to determine variations for future series. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TEN ENT - as tenants by entireties JT TEN - as ioint tenants with right of survivorship UTMA (Gust) Custodian (Minor) under Uniform Transfers to Minors It Act and not as tenants in common Additional abbreviations may also be used though not in the above list. (State) For value received hereby sell, assign, and transfer into PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises. Dated X X NOIICE THE SIGNATURE TO THIS ÁSSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INATITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGES, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED, GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.